EXHIBIT 10.34
LIMITED WAIVER
This Limited Waiver (this “Agreement”) is made as of March 12, 2024 (the “Effective Date”), by and among Jushi Holdings Inc. (“Borrower”), the other loan parties signatory hereto (the “Other Loan Parties”) and Roxbury, LP (“Lender”). All capitalized terms used but not otherwise defined in this Agreement shall have the meaning provided in the Credit Agreement.
RECITALS

    WHEREAS, Borrower, the Other Loan Parties and Lender are parties to that certain Credit Agreement, dated as of October 20, 2021 (as amended, the “Credit Agreement”);

    WHEREAS, Lender is the only lender under the Credit Agreement as of the Effective Date;

    WHEREAS, pursuant to Section 16.1(a) of the Credit Agreement, no amendment, waiver or other modification of any provision of the Credit Agreement shall be effective unless the same shall be in writing and signed by Required Lenders, Borrower and the Other Loan Parties;

    WHEREAS, pursuant to that certain Limited Waiver and First Amendment to Credit Agreement dated as of April 29, 2022 (the “First Amendment”) among the Borrower, the other Loan Parties party thereto, and the Lender, the Lender agreed (among other things) to waive any defaults arising under the Credit Agreement in connection with a reorganization process by Jushi Europe SA, and the Lender did not charge a waiver fee in connection with the First Amendment;

    WHEREAS, pursuant to that certain Limited Waiver dated as of April 17, 2023 (the “2022 Financials Limited Waiver”) among the Borrower, the other Loan Parties party thereto, and the Lender, the Lender agreed to waive defaults resulting from (i) the Auditor including a “going concern” qualification in the consolidated audited financial statements of the Borrower and its Subsidiaries for fiscal year 2022 and (ii) a breach of the requirement under Section 6.17 of the Credit Agreement to maintain not less than $6,500,000 on deposit in the Concentration Account;

    WHEREAS, pursuant to Section 6.1 of the Credit Agreement, the Loan Parties are required to deliver consolidated audited financial statements of the Borrower and its Subsidiaries, which audited financials will not include any qualifications;

    WHEREAS, with respect to the consolidated audited financial statements of the Borrower and its Subsidiaries for fiscal year 2023 (the “2023 Financial Statements”), the Auditor has notified the Borrower that the 2023 Financial Statements will include a “going concern” qualification (the “Specified Default”); and

WHEREAS, the Loan Parties have requested that the Lender waive any Defaults and Events of Default arising from the Specified Default.

NOW, THEREFORE, based on the mutual promises provided herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:
AGREEMENT

1.Limited Waiver.

a.As of the Effective Date the Lender hereby waives any Default or Event of Default resulting from the Specified Default.

b.The waiver contained in this Section 1 is a limited waiver and (i) shall not constitute nor be deemed to constitute a waiver of (x) any Default or Event of Default other than the Specified Default, whether or not known to the Lender and whether or not existing on the date of this Agreement, (y) any Default or Event of Default resulting from any qualification or exception in the 2023 Financial Statements other than a “going concern” qualification, or (z) any term or condition of the Credit Agreement or any other Loan Documents, and (ii) shall not constitute nor be deemed to constitute a consent by the Lender to anything other than as expressly stated herein.

2.Condition Precedent to Effectiveness. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of the Agreement (such date being the “Effective Date”):

a.the Lender has received duly executed counterparts of this Agreement;

b.the representations and warranties contained in Section 3 hereof are true and correct; and

c.the Lender shall have received, in immediately available funds, the Waiver Fee referred to in Section 5 hereof.

3.Representations and Warranties. The Borrower and each Loan Party represents and warrants that:

a.Immediately before and immediately after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date, in which case all such representations and warranties are true and correct in all material respects on and as of the applicable date); and

b.Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default (other than the Specified Default and those Defaults waived pursuant to: (1) the First Amendment; (2) the 2022 Financials Limited Waiver; and (3) an email waiver from an authorized representative of Agent sent on May 11, 2023 regarding a temporary breach of the minimum Concentration Account balance requirements under the Credit Agreement that occurred on May 10, 2023) will have occurred and be continuing.

4.Payment of Costs and Fees. Borrower shall pay to the Lender all reasonable and documented invoiced out-of-pocket expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by the Lender) in connection with the preparation, negotiation, execution and delivery of this Agreement and any documents and instruments relating hereto and all other fees, costs and expenses due and payable pursuant to the Credit Agreement.

5.Waiver Fee. On or before Effective Date, Borrower shall pay or cause to be paid to the Lender, a non-refundable amendment fee in the amount of $0 (Zero) (the “Waiver Fee”) in immediately available funds. Such Waiver Fee shall be fully earned, due and payable as of the Effective Date.
6.Release.
a.Effective on the date hereof, the Borrower and each other Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any Lender would be liable if such persons or entities were found to be liable to the Borrower or any Loan Party (each a “Releasee” and collectively, the “Releasees”), from past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower or any other Loan Party now has, or may hereafter have against any such Releasee which relates to any acts or omissions of any such Releasee that occurred on or prior to the Effective Date with respect to the Credit Agreement or any other Loan Document or to the lender-borrower relationship prior to the Effective Date evidenced by the Loan Documents, except for the duties and obligations set forth in this Waiver; provided, that the foregoing release shall not apply to any Claim that is determined in a non-appealable judgement by a court of competent jurisdiction to result from such Releasee’s gross negligence or willful misconduct.
b.The Borrower and each other Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. The Borrower and each other Loan Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If the Borrower, any other Loan Party, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it, violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation, except to the extent and such damages and attorneys’ fees and costs result from the applicable Releasee’s own gross negligence or willful misconduct as determined in a non-appealable judgement by a court of competent jurisdiction.

7.Miscellaneous.

a.Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purposes of determining the legal enforceability of any specific provision.

b.Ratification. Except to the extent expressly modified by this Agreement, the Parties reconfirm and ratify the Credit Agreement and confirm that the Credit Agreement has remained in full force and effect, to the extent set forth therein, since the date of its execution.

c.No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

d.Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

e.Loan Document. This Agreement constitutes a Loan Document. All references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement as modified by this Agreement.

f.APPLICABLE LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK NOT INCLUDING CONFLICTS OF LAWS RULES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

BORROWER:

JUSHI HOLDINGS INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

LOAN PARTIES:

JUSHI INC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

JMGT, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

JUSHI IP, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

JREH, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

BEAR FLAG ASSETS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

TGS CC VENTURES LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

MOJAVE SUNCUP HOLDINGS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

BEYOND HELLO IL HOLDINGS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

BEYOND HELLO IL, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

AGAPE TOTAL HEALTHCARE INC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

PASPV HOLDINGS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

PENNSYLVANIA MEDICAL SOLUTIONS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

NORTHEAST VENTURE HOLDINGS, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

PENNSYLVANIA DISPENSARY SOLUTIONS LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

GSG SBCA, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

JUSHI VA, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

DALITSO LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

PRODUCTION EXCELLENCE, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE NV LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

JUSHI OH, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

OHIGROW, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE – PENN LLC

By:  /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE OH, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE - NE LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE - SE LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

FRANKLIN BIOSCIENCE - SW LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

BEYOND HELLO CA, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

JUSHI MA, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

MCMANN, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

VALIANT ENTERPRISES, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Authorized Representative

SF-D, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

JUSHI NV, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

JUSHI NV CLV, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

NULEAF RENO PRODUCTION, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Manager

NULEAF SPARKS CULTIVATION, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Manager

NULEAF INCLINE DISPENSARY, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Manager

NULEAF CLARK DISPENSARY, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Manager

NULEAF CLV DISPENSARY, LLC

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: Manager

EAGLE EYE ENLIGHTENMENT, INC.

By: /s/ Jon Barack____________________
Name: Jon Barack
Title: President

LENDER:

ROXBURY, LP

By:  /s/ Aaron Bunting_________________
Name: Aaron Bunting
Title: Authorized Representative